Exhibit 10.5
AMENDED AND RESTATED
CIM REAL ESTATE FINANCE TRUST, INC.
2022 EQUITY INCENTIVE PLAN
1Purpose
The purpose of this Plan is to promote the interests of the Company, and any Parent or Subsidiary thereof, by providing the opportunity to purchase or receive Shares or to receive compensation that is based upon appreciation in the value of Shares to Eligible Recipients in order to attract and retain Eligible Recipients and providing Eligible Recipients an incentive to work to increase the value of Shares and a stake in the future of the Company that corresponds to the stake of each of the Company’s Stockholders. The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Deferred Stock Units and Stock Appreciation Rights to aid the Company, and any Parent or Subsidiary thereof, in obtaining these goals.
The Plan was originally adopted by the Company (formerly known as Cole Credit Property Trust IV, Inc.) effective August 18, 2018 as the Cole Credit Property Trust IV, Inc. 2018 Equity Incentive Plan, and is amended and restated in its entirety as provided herein. This amendment and restatement of the Plan does not adversely impact any outstanding Stock Incentive of any Participant prior to the Effective Date. To the extent that the terms of this amended and restated Plan document differ from or conflict with the Plan document and Stock Incentive Agreement applicable to such Stock Incentives granted prior to the Effective Date (the “Prior Documents”) in a manner that diminishes the rights or benefits of a Participant, the Prior Documents shall control.
2Definitions
Each term set forth in this Section shall have the meaning set forth opposite such term for purposes of this Plan and any Stock Incentive Agreements under this Plan (unless noted otherwise), and for purposes of such definitions, the singular shall include the plural and the plural shall include the singular, and reference to one gender shall include the other gender. Note that some definitions may not be used in this Plan, and may be inserted here solely for possible use in Stock Incentive Agreements issued under this Plan.
2.1Amendment Date means, with respect to any amendment to this Plan pursuant to Section 12 referenced in Section 9.1, the earlier of (1) date on which this Plan is so amended by the Board, or (2) the date on which such amendment is approved by the Stockholders.
2.2Board means the Board of Directors of the Company.
2.3Business means developing, marketing, selling, or providing services related to (i) those products and services that are the same as or substantially similar to the products and services offered and/or provided by the Company (ii) the support, maintenance or related services related to the provision of the services and products provided in clause (i), or (iii) any other business engaged in by the Company.
2.4Cause shall be defined as set forth in a written employment agreement between the Participant and the Company, a Parent or a Subsidiary in existence as of the grant date, or, if no such written agreement exists or if “Cause” is not defined in such written employment agreement, “Cause” shall mean an act or acts by a Participant involving (a) the use for profit or disclosure to unauthorized Persons of confidential information or trade secrets of the Company, a Parent or a Subsidiary, (b) the breach of any contract with the Company, a Parent or a Subsidiary, (c) the violation of any fiduciary obligation to the Company, a Parent or a Subsidiary, (d) the unlawful trading in the securities of the Company, a Parent or a Subsidiary, or of another corporation based on information gained as a result of the performance of services for the Company, a Parent or a Subsidiary, (e) a felony conviction or the failure to contest prosecution of a felony, (f) willful misconduct, dishonesty, misrepresentation, embezzlement, fraud, deceit or civil rights violations, or other unlawful acts, (g) gross negligence in performing assigned duties or responsibilities on behalf of the Company, a Parent or a Subsidiary (other than a failure resulting from Disability) after written notice thereof from the Company describing the failure to perform such duties or responsibilities and giving 30 days to correct such failure, (h) the violation of any federal, state, or local law or regulation applicable to the business of the Company, a Parent or a Subsidiary, or (i) being convicted of, or entering a plea of nolo contendere to, any crime or committing any act of moral turpitude, (j) substantial and repeated failure to perform duties as reasonably directed by the Board or Participant’s direct reports, as applicable, (k) gross negligence, willful misconduct or breach of fiduciary duty with respect to the Company, a Parent or a Subsidiary or any of their customers, suppliers, licensors, licensees, employees or other business relation, (l) reporting to work under the influence of alcohol or illegal drugs, the use of illegal drugs (whether or not at the workplace) or other conduct causing the Company, a Parent or a Subsidiary substantial public disgrace or disrepute or substantial economic harm, (m) any act or omission aiding or abetting a competitor, supplier or customer of the Company, a Parent or a Subsidiary to the material disadvantage or detriment of the Company, a Parent or a Subsidiary or (n) a material failure to observe policies or standards regarding employment practices (including nondiscrimination and sexual harassment policies) as approved by the Board from time to time.
2.5Change of Control means either of the following:
(a)any transaction or series of transactions pursuant to which the Company sells, transfers, leases, exchanges or disposes of substantially all (i.e., at least eighty-five percent (85%)) of its assets for cash or property, or for a combination of cash and property, or for other consideration; provided, however, that with respect to any such sales, transfers, leases, exchanges, or dispositions of assets pursuant to a plan of liquidation by the Company, a Change of Control shall not have been deemed to occur until the Board has completed all required actions pursuant to such plan of liquidation and the winding up of the Company; or
(b)any transaction pursuant to which Persons who are not current Stockholders of the Company acquire by merger, consolidation, reorganization, division or other business combination or transaction, or by a purchase of an interest in the Company, an interest in the Company so that after such transaction, the Stockholders of the Company immediately prior to such transaction no longer have a controlling (i.e., 50% or more) voting interest in the Company;
However, notwithstanding the foregoing, in no event shall an Initial Public Offering of the Company’s common stock constitute a Change of Control. Notwithstanding any other provision of the Plan or a Stock Incentive Agreement to the contrary, to the extent that a Stock Incentive under the Plan constitutes nonqualified deferred compensation subject to Code §409A and is payable upon a Change of Control, an event shall not be considered to be a Change of Control under the Plan with respect to such Stock Incentive unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Code §409A.
2.6Change of Control Value of a Share, with respect to a Change of Control, shall mean the Fair Market Value of a Share as of the date of such Change of Control as determined by the Board in its complete and absolute discretion; provided, however, in determining such Fair Market Value, the Board shall not take into account any “change of control consideration” which is escrowed and paid at a date later than the Change of Control or which is subject to an “earnout” provision with post-Change of Control performance contingencies. The intent is that in determining Change of Control Value, the Board may make a subjective determination of the Fair Market Value of a Share without taking into account amounts that may be paid for a Share at a point in time occurring later than the date of the Change of Control, which will eliminate issues associated with deferred compensation. For purposes of this Section 2.6, the term “change of control consideration” shall mean, with respect to a Change of Control, all cash, debt or equity securities and other property paid or issued by an acquiring Person to the Company and/or its Stockholders in consideration for such Change of Control.
2.7Code means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
2.8Committee means any committee appointed by the Board to administer the Plan, as specified in Section 5.3 hereof. Any such committee shall be comprised entirely of Directors.
2.9Company means CIM Real Estate Finance Trust, Inc., a Maryland corporation, and any successor to such organization.
2.10Confidential Information means (a) information of the Company, or any Parent or Subsidiary thereof, to the extent not considered a Trade Secret under applicable law, that (i) relates to the business of the Company, or any Parent or Subsidiary thereof, (ii) was disclosed to Participant or of which Participant became aware of as a consequence of Participant’s relationship with the Company, or any Parent or Subsidiary thereof, (iii) possesses an element of value to the Company, or any Parent or Subsidiary thereof, (iv) is not generally known to the Company’s competitors (or any competitor of any Parent or Subsidiary thereof), and (v) would damage the Company, or any Parent or Subsidiary thereof, if disclosed, and (b) information of any third party provided to the Company, or any Parent or Subsidiary thereof, which the Company, or any Parent or Subsidiary thereof, is obligated to treat as confidential, including, but not limited to, information provided to the Company, or any Parent or Subsidiary thereof, by its licensors, suppliers, Customers, or Prospective Customers. Confidential Information includes, but is not limited to, (i) future business plans, (ii) the composition, description, schematic or design of products, future products or equipment of the Company, or any Parent or Subsidiary thereof, or any third party, (iii) communication systems, audio systems, system designs and related documentation, (iv) advertising or marketing plans, (v) information regarding independent contractors, employees, clients, licensors, suppliers, Customers, Prospective Customers, or any third party, including, but not limited to, Customer lists and Prospective Customer lists compiled by the Company, or any Parent or Subsidiary thereof, and Customer and Prospective Customer information compiled by the Company, or any Parent or Subsidiary thereof, (vi) information concerning the Company’s, or any Parent or Subsidiary’s, or a third party’s financial structure and methods and procedures of operation, (vii) price lists, (viii) financial information and projections, (ix) personnel data, (x) any other document or information marked or otherwise identified as confidential or proprietary, and (xi) if so marked, any equity award of other agreement entered into by Participant pursuant to this Plan. Confidential Information includes information developed by the Participant in the course of his employment by the Company or any Parent or Subsidiary thereof as if the Company furnished the same Confidential Information to the Participant in the first instance. Confidential Information shall not include any information that (i) is or becomes generally available to the public other than as a result of an unauthorized disclosure, (ii) has been independently developed and disclosed by others without violating this Plan or the legal rights of any party, or (iii) otherwise enters the public domain through lawful means.
2.11Contact means, with respect to a Participant, any interaction between such Participant and a Customer or Prospective Customer which takes place in an effort to establish, maintain, and/or further a business relationship on behalf of the Company, or any Parent or Subsidiary thereof.
2.12Continuous Service means the absence of any interruption or termination of service as an Employee or Key Person. Continuous Service shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence as approved by the Board or the chief executive officer of the Company, or any Parent or Subsidiary thereof, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company, or any Parent or Subsidiary thereof, policy adopted from time to time; or (iv) transfers between locations of the Company, or any Parent or Subsidiary thereof, or between Company, a Parent, or a Subsidiary, or any successors to such organization. However, notwithstanding anything in the foregoing to the contrary, the Board shall have complete and absolute discretion to determine whether an Employee or Key Person is in the Continuous Service of the Company, a Parent, or Subsidiary at any time.
2.13Customer means any Person to whom the Company, or any Parent or Subsidiary thereof, has sold its products or services.
2.14Deferred Stock Unit means a contractual right granted to a Participant under this Plan to receive a Share that is subject to restrictions of this Plan and the applicable Stock Incentive Agreement.
2.15Disability means a “disability” within the meaning of Code §22(e)(3), provided that the Board shall have complete and absolute discretion to determine whether a Participant incurs a Disability. Notwithstanding the foregoing, for Stock Incentives that are subject to Code §409A, Disability shall mean that a Participant is disabled under Code §409A (a)(2)(C)(i) or (ii).
2.16Director means a member of the Board.
2.17Effective Date means the “Effective Date” as set forth in Section 4 of this Plan.
2.18Eligible Recipient means an Employee and/or a Key Person.
2.19Employee means a common law employee of the Company, a Subsidiary or a Parent.
2.20Exchange Act means the Securities Exchange Act of 1934, as amended.
2.21Exercise Price means the price that shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.
2.22Fair Market Value of each Share on any given date means the price determined below as of the close of business on such date (provided, however, if for any reason, the Fair Market Value per Share cannot be ascertained or is unavailable for such date, the Fair Market Value per Share shall be determined as of the nearest preceding date on which such Fair Market Value can be ascertained):
(a)If the Share is listed or traded on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, its Fair Market Value shall be the closing sale price for the Share (or the mean of the closing bid and ask prices, if no sales were reported), on such exchange or system on the date of such determination or, if the stock exchange or national market on which the Shares trade is not open on the date of determination, the last business day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or
(b)If the Share is not listed or traded on any established stock exchange or a national market system, its Fair Market Value shall be the average of the closing dealer “bid” and “ask” prices of a Share as reflected on the NASDAQ interdealer quotation system of the National Association of Securities Dealers, Inc. on the date of such determination; or

(c)In the absence of an established public trading market for the Share, the Fair Market Value of a Share shall be determined in good faith by the Board.
2.23Forfeiture Activities means, with respect to a Participant, any of the following:
(a)Trade Secrets & Confidential Information. Such Participant (i) uses, discloses, or reverse engineers, divulges, sells, exchanges, furnishes, gives away, or transfers in any way the Trade Secrets or the Confidential Information for any purpose other than the Company’s Business, or the Business of any Parent or Subsidiary thereof, except as authorized in writing by the Company, or any Parent or Subsidiary thereof; (ii) during the Participant’s employment or other service with the Company, or any Parent or Subsidiary thereof, uses, discloses, reverse engineers, divulges, sells, exchanges, furnishes, gives away, or transfers in any way (a) any Confidential Information or Trade Secrets of any former employer or third party, or (b) any works of authorship developed in whole or in part by the Participant during any former employment or for any other party, unless authorized in writing by the former employer or third party; or (iii) after the Participant’s cessation of services for the Company, or any Parent or Subsidiary thereof, (a) retains any Trade Secrets or Confidential Information, including any copies existing in any form (including electronic form), which are in Participant’s possession or control, or (b) destroys, deletes, or alters any Trade Secrets or Confidential Information without the Company’s (or any Parent’s or Subsidiary’s) prior written consent. The Forfeiture Activities under this subsection (a) shall: (i) with regard to the Trade Secrets, remain in effect and be applicable as long as the information constitutes a Trade Secret under applicable law, and (ii) with regard to the Confidential Information, remain in effect for so long as such information constitutes Confidential Information as defined in this Plan. The confidentiality, property, and proprietary rights protections available in this Plan are in addition to, and not exclusive of, any and all other rights to which the Company, or any Parent or Subsidiary thereof, is entitled under federal and state law, including, but not limited to, rights provided under copyright laws, trade secret and confidential information laws, and laws concerning fiduciary duties.
(b)Solicitation of Customers. During the Forfeiture Period of such Participant, the Participant directly or indirectly, solicits, contacts, or attempts to solicit or contact, any Customer for the purpose of selling or providing any products or services competitive with the Business, provided that such Participant had Contact with such Customer at any time during the period in which the Participant was employed by or performed services for the Company, or any Parent or Subsidiary thereof. Nothing in this subsection (b) shall be construed to include any Customer of the Company, or any Parent or Subsidiary thereof (i) to which such Participant never sold or provided any products or services while employed by or providing services to the Company, or any Parent or Subsidiary thereof, (ii) that explicitly severed its business relationship with the Company, or any Parent or Subsidiary thereof, unless such Participant, directly or indirectly, caused or encouraged the Customer to sever the relationship, or (iii) to which Participant is selling or providing products or services the Company, or any Parent or Subsidiary thereof, no longer offers.
(c)Solicitation of Prospective Customers. During the Forfeiture Period of such Participant, the Participant, directly or indirectly, solicits any Prospective Customer of the Company, or any Parent or Subsidiary thereof, for the purpose of selling or providing any products or services competitive with the Business, provided that such Participant had Contact with such Prospective Customer during the last year of the period in which Participant was employed by or performed services for the Company, or any Parent or Subsidiary thereof (or during such period if employed or providing services for less than a year). Nothing in this subsection (c) shall be construed to include Prospective Customers of the Company, or any Parent or Subsidiary thereof, to which Participant is selling or providing any products or services which the Company, or any Parent or Subsidiary thereof, no longer offers.
(d)Solicitation of Forfeiture Period Employees. During the Forfeiture Period of such Participant, the Participant, directly or indirectly, solicits, recruits or induces any Forfeiture Period Employee to (a) terminate his employment or service relationship with the Company, or any Parent or Subsidiary thereof, or (b) work for any other Person engaged in the Business. This subsection (d) shall only apply to Forfeiture Period Employees (i) with whom such Participant had Material Interaction, or (ii) such Participant, directly or indirectly, supervised.
(e)Non-Disparagement. During the Forfeiture Period of such Participant, the Participant makes any disparaging or defamatory statements, whether written or oral, regarding the Company, or any Parent or Subsidiary thereof. This shall not preclude the Participant from responding truthfully to questions or requests for information to the government, a regulator or in a court of law in connection with a legal or regulatory investigation or proceeding.

2.24Forfeiture Period means, with respect to a Participant, the time period during which such Participant is employed with, or is performing services for, the Company, or any Parent or Subsidiary thereof, and for a period of two (2) years thereafter.
2.25Forfeiture Period Employee means any Person who (a) is employed by or providing services to the Company, or any Parent or Subsidiary thereof, at the time Participant ceases to perform services for the Company, or any Parent or Subsidiary thereof, or (b) was employed by or providing services to the Company, or any Parent or Subsidiary thereof, during the last year in which Participant performed services for the Company, or any Parent or Subsidiary thereof (or during the period in which the Participant performed services for the Company, or any Parent or Subsidiary thereof, if the Participant performed services for the Company, or any Parent or Subsidiary thereof, for less than a year).
2.26Good Reason shall be defined as set forth in a written employment agreement between the Participant and the Company, a Parent or a Subsidiary in existence as of the grant date, or, if no such written agreement exists or if “Good Reason” is not defined in such written employment agreement, “Good Reason” shall exist if (i) the Company, or any Parent or Subsidiary thereof, without the consent of a Participant who is performing services for the Company, or any Parent or Subsidiary thereof, materially (a) diminishes such Participant’s base compensation, (b) diminishes such Participant’s authority, duties or responsibilities, (c) changes the geographic location at which such Participant must perform the services, or (d) breaches, whether by action or inaction, the agreement under which such Participant provides services; (ii) such Participant provides written notice to the Company, or any Parent or Subsidiary thereof, of the existence of such condition described in subsection (i) of this paragraph within thirty (30) days of the initial existence of such condition and provides the Company, or any Parent or Subsidiary thereof, with thirty (30) days to remedy such condition (the “Cure Period”); (iii) the Company, or any Parent or Subsidiary thereof, fails to remedy such condition within the Cure Period; and (iv) Participant elects to resign within thirty (30) days of the expiration of the Cure Period.
2.27Initial Public Offering means the closing of the Company’s initial public offering of any class or series of the Company’s equity securities pursuant to an effective registration statement filed by the Company under the Securities Act.
2.28Insider means an individual who is, on the relevant date, an officer, Director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.
2.29ISO or Incentive Stock Option means an option granted under this Plan to purchase Shares that is intended by the Company to satisfy the requirements of Code §422 as an incentive stock option.
2.30Key Person means (a) a member of the Board who is not an Employee, or (b) a consultant or advisor of the Company or its Parent or Subsidiary; provided, however, that any such consultant or advisor must be a Person who is providing or will be providing bona fide services to the Company, a Subsidiary or, as applicable, a Parent, with such services (i) not being in connection with the offer or sale of securities in a capital-raising transaction, and (ii) not directly or indirectly promoting or maintaining a market for securities of the Company, a Subsidiary or a Parent, within the meaning of Section 701 of the Securities Act.
2.31Material Interaction means, with respect to a Participant, any interaction between such Participant and a Forfeiture Period Employee which relates or related, directly or indirectly, to the performance of such Participant’s duties or the Forfeiture Period Employee’s duties for the Company, and any Parent or Subsidiary thereof.
2.32NQSO or Non-Qualified Stock Option means an option granted under this Plan to purchase Shares that is not intended by the Company to satisfy the requirements of Code §422.
2.33Option means a right to purchase Shares pursuant to the terms of the Plan at a stated price for a specified period of time. For purposes of the Plan, an Option may be either an ISO or a NQSO.
2.34Outside Director means a Director who is not an Employee and who qualifies as (a) a “non-employee director” under Rule 16b-3(b)(3) under the Exchange Act, as amended from time to time, and (b) an “outside director” under Code §162(m) and the regulations promulgated thereunder.
2.35Parent means any entity (other than the entity employing a Participant or for which a Participant is performing services) in an unbroken chain of entities ending with the entity employing a Participant or for which a Participant is performing services if, at the time of the granting of the Stock Incentive, each of the entities other than the entity employing the Participant or for which a Participant is performing services owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other entities in such chain. However, for purposes of interpreting any Stock Incentive Agreement issued under this Plan as of a date of determination, Parent shall mean any entity (other than the entity employing a Participant or for which a Participant is performing services) in an unbroken chain of entities ending with the entity employing a Participant or for which a Participant is performing services if, at the time of the granting of the Stock Incentive and thereafter through such date of determination, each of the entities other than the entity employing the Participant or for which a Participant is performing services owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other entity in such chain.
2.36Participant means an individual who receives a Stock Incentive hereunder.
2.37Person means an individual or entity.
2.38Plan means this Amended and Restated CIM Real Estate Finance Trust, Inc. 2022 Equity Incentive Plan, as may be amended from time to time.
2.39Prospective Customer means any Person to which the Company, or any Parent or Subsidiary thereof, has solicited to sell its products or services.
2.40Restricted Stock Award means an award of Shares granted to a Participant under this Plan whereby the Participant has immediate rights of ownership in the Shares underlying the award, but such Shares are subject to restrictions in accordance with the terms and provisions of this Plan and the Stock Incentive Agreement pertaining to the award and may be subject to forfeiture by the Participant until the earlier of (a) the time such restrictions lapse or are satisfied, or (b) the time such Shares are forfeited, pursuant to the terms and provisions of the Stock Incentive Agreement pertaining to the award.
2.41SAR Exercise Price means the amount per Share specified in a Stock Incentive Agreement with respect to a Stock Appreciation Right, which when subtracted from the Fair Market Value of a Share on exercise of such Stock Appreciation Right, determines the payment which the holder of such Stock Appreciation Right may be entitled to receive.
2.42Securities Act means the Securities Act of 1933, as amended.
2.43Separation from Service means a “separation from service” within the meaning of Treas. Reg. §1.409A-1(h) (without giving effect to any elective provisions that may be available under such provisions).
2.44Share means one share of common stock of the Company, and any other securities or property issued in exchange therefor or in lieu thereof as provided herein.
2.45Specified Employee means a “specified employee” as defined in Treas. Reg. §1.409A-1(i) using the identification methodology selected by the Company from time to time.
2.46Stock Appreciation Right means a right granted to a Participant pursuant to the terms and provisions of this Plan whereby the Participant, without payment to the Company (except for any applicable withholding or other taxes), receives cash, Shares, a combination thereof, or such other consideration as the Board may determine, in an amount equal to the excess of the Fair Market Value per Share on the date on which the Stock Appreciation Right is exercised over the SAR Exercise Price noted in the Stock Appreciation Right for each Share subject to the Stock Appreciation Right.
2.47Stock Incentive means an ISO, a NQSO, a Restricted Stock Award, a Deferred Stock Unit, or a Stock Appreciation Right.
2.48Stock Incentive Agreement means an agreement between the Company and a Participant evidencing an award of a Stock Incentive.
2.49Stockholder means a Person who owns stock of the Company.
2.50Stockholder Approval Date means the date that the Stockholders approve this amended and restated Plan, as described in Section 4.
2.51Subsidiary means any entity (other than the entity employing such Participant or for which such Participant is performing services) in an unbroken chain of entities beginning with the entity employing such Participant if, at the time of the granting of the Stock Incentive, each of the entities other than the last entity in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other entities in such chain. However, for purposes of interpreting any Stock Incentive Agreement issued under this Plan as of a date of determination, Subsidiary shall mean any entity (other than the entity employing such Participant or for which such Participant is performing services) in an unbroken chain of entities beginning with the entity employing such Participant if, at the time of the granting of the Stock Incentive and thereafter through such date of determination, each of the entities other than the last entity in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other entities in such chain.

2.52Ten Percent Shareholder means a Person who owns (after taking into account the attribution rules of Code §424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of either the Company, a Subsidiary or a Parent. For purposes of the preceding sentence, stock owned (directly or indirectly) by or for a Person’s brothers and sisters (whether by the whole or half-blood), spouse, ancestors and lineal descendants will be considered to be owned by the Person, and if a domestic or foreign corporation, partnership, estate or trust owns (directly or indirectly) stock, those shares are considered to be owned proportionately by or for the Stockholders, partners, or beneficiaries of the corporation, partnership, estate or trust. The extent to which stock held by a Person as a trustee of a voting trust is considered owned by such Person is determined under all of the facts and circumstances. Stock that a Person may purchase under outstanding options is not treated as stock owned by such Person. In interpreting the foregoing, the provisions of Treas. Reg. §1.422-2(f)(2) shall govern.
2.53Trade Secrets means information of the Company, or any Parent or Subsidiary thereof, and its licensors, suppliers, clients and customers, without regard to form, including, but not limited to, technical or non-technical data, a formula, a pattern, a compilation, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, a list of actual Customers, clients, licensors, or suppliers, or a list of Prospective Customers, clients, licensors, or suppliers which is not commonly known by or available to the public and which information (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other Persons who can obtain economic value from its disclosure or use, and (ii) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.
3Shares Subject to Stock Incentives
3.1Maximum Aggregate Shares Issuable Pursuant to Stock Incentives. The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed Two Hundred and Fifty Thousand (250,000) Shares, as adjusted pursuant to Section 10. This limit shall include (a) the number of Shares available for issuance as of immediately prior to the amendment and restatement of this Plan, plus (b) those Shares issued under this Plan prior to its amendment and restatement that are forfeited or repurchased by the Company. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, from Shares which have been reacquired by the Company, from Shares paid to the Company pursuant to the exercise of Stock Incentives issued under the Plan, or from Shares withheld by the Company for payment of taxes.
3.2Determination of Maximum Aggregate Shares Issuable. Any Shares subject to a Stock Incentive that remain un-issued after the cancellation, expiration, lapse or exchange of such Stock Incentive thereafter shall again become available for use under this Plan. Only the net number of Shares that are issued pursuant to the exercise of an Option shall be counted as issued in applying the provisions of Section 3.1 above in the case of an Option which is exercised through a “cashless” or “net share” exercise as described in Section 7.2(e).
3.3Maximum Aggregate Shares Issuable ISO Limitation. The total maximum number of Shares that may be issued pursuant to the exercise of ISOs under this Plan shall at all times be exactly the same as the total maximum number of Shares that may be issued pursuant to Stock Incentives under this Plan pursuant to the preceding Sections of this Section 3.
4Effective Date
The Effective Date of this Plan shall be the date it is adopted by the Board (the “Adoption Date”), or such delayed effective date as the Board may specify, as noted in resolutions effectuating such adoption. This Plan shall be subject to the approval of the Stockholders of the Company within twelve (12) months after the date on which this Plan is adopted by the Board, disregarding any contingencies or delayed effective date relative to such adoption. In the event that Stockholder approval of this Plan is not obtained, or in the event that this Plan is not subjected to the approval of the Stockholders, then any Stock Incentives granted under this Plan shall nonetheless be deemed granted pursuant to the authority of the Board; provided, however, any such Option granted which was intended to be an ISO shall instead be a NQSO. Should this Plan be rejected by the Stockholders after being submitted to the Stockholders for their approval, the Plan shall immediately terminate at that time, and no further grants shall be made under this Plan thereafter. Notwithstanding the foregoing, no ISO shall be exercisable prior to the Stockholder Approval Date unless the Participant receiving such ISO agrees that the ISO shall instead be treated as a NQSO for all purposes, and any exercise of an ISO by a Participant prior to the date that Stockholder approval of this Plan is obtained shall automatically be deemed to be such an agreement by the exercising Participant.
5Administration
5.1General Administration. This Plan shall be administered by the Board. The Board, acting in its complete and absolute discretion, shall exercise all such powers and take all such action as it deems necessary or desirable to carry out the purposes of this Plan. The Board shall have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Board’s actions shall be binding on the Company, or any Parent or Subsidiary thereof, on each Participant, and on each other Person directly or indirectly affected by such actions.
5.2Authority of the Board. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Board shall have full power to select Participants who shall participate in the Plan, to determine the sizes and types of Stock Incentives in a manner consistent with the Plan, to determine the terms and conditions of Stock Incentives in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan’s administration, and to amend the terms and conditions of any outstanding Stock Incentives as allowed under the Plan and such Stock Incentives. Further, the Board may make all other determinations that may be necessary or advisable for the administration of the Plan.
5.3Delegation of Authority. The Board may delegate its authority under the Plan, in whole or in part, to a Committee appointed by the Board consisting of not less than one (1) Director or to one or more other Persons to whom the powers of the Board hereunder may be delegated in accordance with applicable law. The members of the Committee and any other Persons to whom authority has been delegated shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee or other delegate (if appointed) shall act according to the policies and procedures set forth in the Plan and to those policies and procedures established by the Board, and the Committee or other delegate shall have such powers and responsibilities as are set forth by the Board. Reference to the Board in this Plan shall specifically include reference to the Committee or other delegate where the Board has delegated its authority to the Committee or other delegate, and any action by the Committee or other delegate pursuant to a delegation of authority by the Board shall be deemed an action by the Board under the Plan. Notwithstanding the above, the Board may assume the powers and responsibilities granted to the Committee or other delegate at any time, in whole or in part. With respect to Committee appointments and composition, only a Committee comprised solely of Outside Directors may grant Stock Incentives to Insiders that will be exempt from Section 16(b) of the Exchange Act.
5.4Decisions Binding. All determinations and decisions made by the Board (or its delegate) pursuant to the provisions of this Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including the Company, or any Parent or Subsidiary thereof, its Stockholders, Directors, Participants, and their estates and beneficiaries.
5.5Indemnification for Decisions. No member of the Board or the Committee (or a subcommittee thereof) shall be liable in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Board has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company. Service on the Committee (or a subcommittee thereof) shall constitute service as a Director of the Company, so that the members of the Committee (or a subcommittee thereof) shall be entitled to indemnification and reimbursement as Directors of the Company pursuant to its articles of incorporation, bylaws and applicable law. In addition, the members of the Board, or the Committee (or a subcommittee thereof) shall be indemnified by the Company against the following losses or liabilities reasonably incurred in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Board has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company: (a) the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, any Stock Incentive granted hereunder, and (b) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such individual is liable for gross negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit or proceeding a Committee member or delegatee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same. The Company shall not indemnify or hold harmless the member of the Board or the Committee (or a subcommittee thereof) if: (a) in the case of a Director (other than an independent Director of the Company), the loss or liability was the result of negligence or misconduct by the Director, or (b) in the case that the Director is an independent Director of the Company, the loss or liability was the result of gross negligence or willful misconduct by the Director or would not be allowed under applicable law. Any indemnification of expenses or agreement to hold harmless may be paid only out of the net assets of the Company, and no portion may be recoverable from the Stockholders of the Company.
5.6Majority Rule. A majority of the members of the Board (or its delegate) shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Board (or its delegate), shall constitute action of the Board.
6Eligibility
Eligible Recipients selected by the Board shall be eligible for the grant of Stock Incentives under this Plan, but no Person shall have the right to be granted a Stock Incentive under this Plan merely as a result of his or her status as an Eligible Recipient. Only Employees shall be eligible to receive a grant of ISOs.
7Terms of Stock Incentives
7.1Terms & Conditions of All Stock Incentives.
(a)Grants of Stock Incentives. The Board, in its complete and absolute discretion, shall grant Stock Incentives under this Plan from time to time and, to the extent allowed by Sections 7.2(j) and 7.3(g) herein, shall have the right to grant new Stock Incentives in exchange for outstanding Stock Incentives, including, but not limited to, exchanges of Options for the purpose of achieving a lower Exercise Price. Stock Incentives shall be granted to Eligible Recipients selected by the Board, and the Board shall be under no obligation whatsoever to grant any Stock Incentives, or to grant Stock Incentives to all Eligible Recipients, or to grant all Stock Incentives subject to the same terms and conditions. The conditions and restrictions for a Stock Incentive need not be uniform among all Stock Incentives issued pursuant to the Plan.
(b)Shares Subject to Stock Incentives. The number of Shares as to which a Stock Incentive shall be granted shall be determined by the Board in its complete and absolute discretion, subject to the provisions of Section 3 as to the total number of Shares available for grants under the Plan.
(c)Stock Incentive Agreements. Each Stock Incentive shall be evidenced by a Stock Incentive Agreement executed by the Company, a Parent or a Subsidiary, and the Participant, which shall be in such form and contain such terms and conditions as the Board in its complete and absolute discretion may, subject to the provisions of the Plan and applicable law, from time to time determine.
(d)Date of Grant. The date a Stock Incentive is granted shall be the date on which the Board (1) has approved the terms and conditions of the Stock Incentive Agreement, (2) has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive, (3) has taken all such other action necessary to direct the grant of the Stock Incentive, and (4) if applicable, any conditions imposed on such grant by the Board have been fulfilled. ISOs under this Plan must be granted within ten (10) years from the earlier of the Adoption Date and the Stockholder Approval Date.
7.2Terms & Conditions of Options.
(a)Grant of Options. Each grant of an Option shall be evidenced by a Stock Incentive Agreement that shall specify whether the Option is an ISO or NQSO, and incorporate such other terms and conditions as the Board, acting in its complete and absolute discretion, deems consistent with the terms of this Plan and applicable law (including Code §409A and in the case of ISOs, Code §422), including (without limitation) a restriction on the number of Shares subject to the Option that first become exercisable during any calendar year. If an Option is not specifically designated as an ISO, then the Option shall be a NQSO. The Board and/or the Company shall have complete and absolute discretion to modify the terms and provisions of an Option in accordance with Section 12 of this Plan even though such modification may change the Option from an ISO to a NQSO.
(b)Determining Optionees. In determining Eligible Recipient(s) to whom an Option shall be granted and the number of Shares to be covered by such Option, the Board may take into account the recommendations of the Chief Executive Officer of the Company, or any Parent or Subsidiary thereof, and its other officers, the duties of the Eligible Recipient, the present and potential contributions of the Eligible Recipient to the success of the Company, or any Parent or Subsidiary thereof, and other factors deemed relevant by the Board, in its complete and absolute discretion, in connection with accomplishing the purpose of this Plan. A Participant who has been granted an Option to purchase Shares, whether under this Plan or otherwise, may be granted one or more additional Options. If the Board grants an ISO and a NQSO to a Participant on the same date, the right of the Participant to exercise one such Option shall not be conditioned on his or her failure to exercise the other such Option.
(c)Exercise Price. Subject to adjustment in accordance with Section 10 and the other provisions of this Section, the Exercise Price shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an ISO to a Participant who is not a Ten Percent Shareholder, the Exercise Price shall not be less than the Fair Market Value of a Share on the date the ISO is granted. With respect to each grant of an ISO to a Participant who is a Ten Percent Shareholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted. If an Option is a NQSO, the Exercise Price of a Share shall be no less than (1) the minimum price required by applicable state law, or (2) the minimum price required by the Company’s governing instrument, or (3) $0.01, whichever price is greatest. Any Option that is intended to avoid taxation under Code §409A as a “nonqualified deferred compensation plan” must be granted with an Exercise Price equivalent to or greater than the Fair Market Value of a Share determined as of the date of such grant, consistent with Treas. Reg. §1.409A-1(b)(5)(iv), and any other applicable guidance or regulations issued by the Internal Revenue Service. Notwithstanding the foregoing, the Exercise Price of an Option granted in substitution of an existing Option pursuant to Treas. Reg. §1.424-1(a) or Treas. Reg. §1.409A-1(b)(5)(v)(D) may be established under the requirements of those provisions without regard to the foregoing (see subsection (h) below).
(d)Option Term. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall:
(1)make an Option exercisable before the date such Option is granted; or
(2)make an Option exercisable after the earlier of:
(i)the date such Option is exercised in full; or
(ii)the date that is the tenth (10th) anniversary of the date such Option is granted, if such Option is a NQSO or an ISO granted to a non-Ten Percent Shareholder, or the date that is the fifth (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Shareholder.
At the expiration of the term, all Options, whether vested or unvested, will be immediately forfeited and the Participant shall have no further rights therein. A Stock Incentive Agreement may provide for the exercise of an Option after the employment or service of a Participant has terminated for any reason whatsoever, including death or Disability. The Participant’s rights, if any, upon termination of employment or service will be set forth in the applicable Stock Incentive Agreement. If for any reason the period during which an ISO is exercisable extends beyond the maximum period permitted by Code §422, such Option shall automatically convert to a NQSO following the expiration of such maximum period. The exercise period of an Option shall be tolled during any period that the Option cannot be exercised because such an exercise would violate an applicable Federal, state, local or foreign law, or would jeopardize the ability of the Company to continue as a going concern; provided, however, the period during which the Option may otherwise be exercised shall be extended only thirty (30) days after the exercise of the Option first would no longer violate such applicable Federal, state, local or foreign laws or first would no longer jeopardize the ability of the Company to continue as a going concern.
(e)Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised accompanied by full payment for the Shares and applicable tax withholding described in this Plan and the Stock Incentive Agreement. Payment for Shares purchased pursuant to exercise of an Option shall be made in cash or, unless the Stock Incentive Agreement provides otherwise and subject to the discretion of the Board, by delivery to the Company of a number of Shares having an aggregate Fair Market Value equal to the amount to be tendered (including a “cashless” or “net share” exercise), or a combination thereof. In a “net share” exercise, the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate Exercise Price; provided, however, that the Company shall accept cash or other payment from the Optionee to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole Shares to be issued; and provided further, that Shares will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) Shares are used to pay the Exercise Price pursuant to the “net share” exercise, (B) Shares are delivered to the Optionee as a result of such exercise, and (C) Shares are withheld to satisfy tax withholding obligations. In addition, unless the Stock Incentive Agreement provides otherwise, the Option may be exercised through a brokerage transaction following registration of the Company’s equity securities under Section 12 of the Exchange Act as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002. However, notwithstanding the foregoing, with respect to any Participant who is an Insider, a tender of shares or a “cashless” or “net share” exercise must (1) have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the foregoing exercise payment methods shall be subsequent transactions approved by the original grant of an Option. Except as provided in subparagraph (f) below, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a Stockholder. Notwithstanding the above and unless prohibited by the Sarbanes-Oxley Act of 2002, in the complete and absolute discretion of the Board, an Option may be exercised as to a portion or all (as determined by the Board) of the number of Shares specified in the Stock Incentive Agreement by delivery to the Company of a promissory note, such promissory note to be executed by the Participant and that shall include, with such other terms and conditions as the Board shall determine, provisions in a form approved by the Board under which: (i) the balance of the aggregate purchase price shall be payable in equal installments over such period and shall bear interest at such rate (that shall not be less than the prime bank loan rate as determined by the Board, that shall be established at the time of exercise, and that must be a market rate based on the rate environment at the date of exercise, taking into account the provisions of Code §7872) as the Board shall approve, and (ii) the Participant shall be personally liable for payment of the unpaid principal balance and all accrued but unpaid interest. Other methods of payment may also be used if approved by the Board in its complete and absolute discretion and provided for under the Stock Incentive Agreement.
(f)Conditions to Exercise of an Option. Each Option granted under the Plan shall vest and shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Board, at any time before complete termination of such Option, may accelerate the time or times at which such Option may vest or be exercised in whole or in part. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions on transfer, rights of the Company to re-purchase Shares acquired pursuant to the exercise of an Option, “first refusal” rights of the Company to purchase Shares acquired pursuant to the exercise of an Option prior to their sale to any other Person, “drag along” rights requiring the sale of Shares to a third party purchaser in certain circumstances, “lock up” type restrictions in the case of an Initial Public Offering of the Company’s Shares, rights of the Company to re-purchase Shares acquired pursuant to the exercise of an Option, restrictions or limitations or other provisions that would be applied to Stockholders under any applicable agreement among the Stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares. The Board shall also require, as a condition for the acquisition of any Shares by a Participant or other Option holder pursuant to the exercise of an Option, that the Participant or Option holder execute an agreement by which the Participant or Option holder agrees to be bound by, and subject to, any agreement(s) among the Company’s Stockholders then in effect.
(g)Transferability of Options. An Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Option, if such Option is a NQSO, such Option may be exercised by such Participant’s legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant who shall be able to exercise the Option if the Participant is incapacitated shall be determined by the Board in its complete and absolute discretion. Notwithstanding the foregoing, except as otherwise provided in the Stock Incentive Agreement, a NQSO may also be transferred by a Participant as a bona fide gift or through a domestic relations order to any “family member” (as that term is defined in Section 701 of the Securities Act) of the Participant, and in each case the transferee shall be subject to all provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Option and purchase of Shares. In the event of such a gift or transfer by domestic relations order, the Participant shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its complete and absolute discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant. Notwithstanding the foregoing, a Stock Incentive Agreement may provide for more limited transferability than is described above.
(h)Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section, any Option granted in substitution for an Option previously issued by another entity, which substitution occurs in connection with a transaction to which Code §424(a) is applicable, may provide for an exercise price computed in accordance with Code §§ 424(a) and 409A and the regulations thereunder and may contain such other terms and conditions as the Board may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued Option being replaced thereby.
(i)ISO Tax Treatment Requirements. With respect to any Option that purports to be an ISO, to the extent that the aggregate Fair Market Value (determined as of the date of grant of such Option) of Shares with respect to which such Option is exercisable for the first time by any individual during any calendar year exceeds one hundred thousand dollars ($100,000.00), such Option shall not be treated as an ISO in accordance with Code §422(d). The rule of the preceding sentence is applied in the order in which Options are granted. Also, with respect to any Option that purports to be an ISO, such Option shall not be treated as an ISO if the Participant disposes of Shares acquired thereunder within two (2) years from the date of the granting of the Option or within one (1) year of the exercise of the Option, or if the Participant has not met the requirements of Code §422(a)(2).
(j)Potential Repricing of Stock Options. With respect to any one or more Options granted pursuant to, and under, this Plan, the Board may determine that the repricing of all or any portion of such existing outstanding Options is appropriate without the need for any additional approval of the Stockholders of the Company. For this purpose, “repricing” of Options shall include, but not be limited to, any of the following actions (or any similar action): (1) lowering the Exercise Price of an existing Option; (2) any action which would be treated as a “repricing” under generally accepted accounting principles; or (3) canceling of an existing Option at a time when its Exercise Price exceeds the Fair Market Value of the underlying Shares subject to such Option, in exchange for another Option, a Restricted Stock Award, or other equity in the Company. The Board shall have the unilateral right, without the need for any consent or acquiescence by a Participant holding an Option, to reduce the Exercise Price of such Option so long as no other terms and conditions of such Option are modified and the Participant is notified in writing of the Exercise Price reduction. Any repricing of an Option shall comply with applicable law, including the Exchange Act and Code §§ 422 and 409A if applicable.
7.3Terms and Conditions of Stock Appreciation Rights.
(a)Grants of Stock Appreciation Rights. Each grant of a Stock Appreciation Right shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Stock Appreciation Right awarded to a Participant, and shall incorporate such other terms and conditions as the Board, acting in its complete and absolute discretion, deems consistent with the terms of this Plan and applicable law (including Code §409A). The Board shall have complete and absolute discretion to modify the terms and provisions of a Stock Appreciation Right in accordance with Section 12 of this Plan. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of the Fair Market Value of a specified number of Shares at the time of exercise, over a SAR Exercise Price that shall be not less than the SAR Exercise Price for that number of Shares in the case of a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, or in the case of any other Stock Appreciation Right, not less than eighty-five percent (85%) of the Fair Market Value of that number of Shares at the time the Stock Appreciation Right was granted. Any Stock Appreciation Right that is intended to avoid taxation under Code §409A as a “nonqualified deferred compensation plan” must be granted with a SAR Exercise Price equivalent to or greater than the Fair Market Value of a Share determined as of the date of such grant, consistent with Treas. Reg. §1.409A-1(b)(5)(iv), and any other applicable guidance or regulations issued by the Internal Revenue Service. The exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.
(b)Payment. Vested Stock Appreciation Rights may be exercised in whole or in part at any time during the term by: (1) giving written notice of exercise (in a form and manner designated by the Company) to the Company specifying the number of Stock Appreciation Rights to be exercised, and (2) paying the applicable tax withholding as described in Section 13.3. Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or Shares (at the aggregate Fair Market Value on the date of payment or exercise) or a combination thereof as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Board may determine. To the extent that a Stock Appreciation Right is paid in cash, it shall nonetheless be deemed paid in Shares for purposes of Section 3 hereof.
(c)Conditions to Exercise. Each Stock Appreciation Right granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Board, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised in whole or in part. The exercise period of a Stock Appreciation Right shall be tolled during any period that the Stock

Appreciation Right cannot be exercised because such an exercise would violate an applicable Federal, state, local or foreign law, or would jeopardize the ability of the Company to continue as a going concern; provided, however, the period during which the Stock Appreciation Right may otherwise be exercised shall be extended only thirty (30) days after the exercise of the Stock Appreciation Right first would no longer violate such applicable Federal, state, local or foreign laws or first would no longer jeopardize the ability of the Company to continue as a going concern.
(d)Restrictions on Shares Awarded. Shares awarded pursuant to Stock Appreciation Rights shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Shares acquired pursuant to a Stock Appreciation Right as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions on transfer, rights of the Company to re-purchase Shares acquired pursuant to the Stock Appreciation Rights, “first refusal” rights of the Company to purchase Shares acquired pursuant to the Stock Appreciation Rights prior to their sale to any other Person, “drag along” rights requiring the sale of Shares to a third party purchaser in certain circumstances, “lock up” type restrictions in connection with an Initial Public Offering of the Company’s Shares, restrictions or limitations or other provisions that would be applied to Stockholders under any applicable agreement among the Stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares. The Board shall also require, as a condition for the acquisition of any Shares by a Participant pursuant to the exercise of a Stock Appreciation Right, that the Participant execute an agreement by which the Participant agrees to be bound by, and subject to, any agreement(s) among the Company’s Stockholders then in effect.
(e)Transferability of Stock Appreciation Rights. No Stock Appreciation Right granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Stock Incentive Agreement, all Stock Appreciation Rights granted to a Participant under the Plan shall be exercisable, during the Participant’s lifetime, only by the Participant, except that in the event the Participant is incapacitated and unable to exercise his or her Stock Appreciation Right, such Stock Appreciation Right may be exercised by such Participant’s legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant shall be determined by the Board in its complete and absolute discretion. Notwithstanding the foregoing, except as otherwise provided in the Stock Incentive Agreement, (A) a Stock Appreciation Right which is granted in connection with the grant of a NQSO may be transferred, but only with the NQSO, and (B) a Stock Appreciation Right which is not granted in connection with the grant of a NQSO, may be transferred by the Participant as a bona fide gift or through a domestic relations order to any “family member” (as that term is defined in Section 701 of the Securities Act) of the Participant, and in each case the transferee shall be subject to all provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Stock Appreciation Right. In the event of such a gift or transfer by domestic relations order, the Participant shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its complete and absolute discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Stock Appreciation Right. Notwithstanding the foregoing, a Stock Incentive Agreement may provide for more limited transferability than is described above.
(f)Special Provisions for Tandem SARs. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. A Stock Appreciation Right granted in connection with an ISO (1) will expire no later than the expiration of the underlying ISO, (2) may be for no more than the difference between the Exercise Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Stock Appreciation Right is exercised, (3) may be transferable only when, and under the same conditions as, the underlying ISO is transferable, and (4) may be exercised only (i) when the underlying ISO could be exercised and (ii) when the Fair Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO.
(g)Potential Repricing of SARs. With respect to any one or more Stock Appreciation Rights granted pursuant to, and under, this Plan, the Board may determine that the repricing of all or any portion of such existing outstanding Stock Appreciation Rights is appropriate without the need for any additional approval of the Stockholders of the Company. For this purpose, “repricing” of Stock Appreciation Rights shall include, but not be limited to, any of the following actions (or any similar action): (1) lowering the SAR Exercise Price of an existing Stock Appreciation Right; (2) any action which would be treated as a “repricing” under generally accepted accounting principles; or (3) canceling of an existing Stock Appreciation Right at a time when its SAR

Exercise Price exceeds the Fair Market Value of the underlying Shares subject to such Stock Appreciation Right, in exchange for another Stock Appreciation Right, a Restricted Stock Award, or other equity in the Company. The Board shall have the unilateral right, without the need for any consent or acquiescence by a Participant holding a Stock Appreciation right, to reduce the SAR Exercise Price of such Stock Appreciation Right so long as no other terms and conditions of such Stock Appreciation Right are modified and the Participant is notified in writing of the SAR Exercise Price reduction. Any repricing of a Stock Appreciation Right shall comply with applicable law, including the Exchange Act and Code §§ 422 and 409A if applicable.
7.4Terms & Conditions of Restricted Stock Awards.
(a)Grants of Restricted Stock Awards. Each grant of a Restricted Stock Award shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Restricted Stock Award awarded to a Participant, and shall incorporate such other terms and conditions as the Board, acting in its complete and absolute discretion, deems consistent with the terms of this Plan and applicable law. The Board shall have complete and absolute discretion to modify the terms and provisions of Restricted Stock Awards in accordance with Section 12 of this Plan. Restricted Stock Awards awarded pursuant to this Plan shall be subject to such restrictions (if any) as determined by the Board for periods determined by the Board.  Restricted Stock Awards issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon the attainment (as determined by the Board) of performance goals established pursuant to business or other criteria that the Board may determine to be appropriate. Any Restricted Stock Award with restrictions that lapse based on the attainment of performance goals must be granted by a Committee, and must have its performance goals determined by such a Committee based upon one or more business or other criteria determined to be appropriate by the Board. Shares awarded pursuant to a Restricted Stock Award may be forfeited to the extent that a Participant fails to satisfy the applicable conditions or restrictions during the period of restriction. The Company may retain the certificates representing Shares subject to a Restricted Stock Award in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied. The Board may require a cash payment from the Participant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment.
(b)Acceleration of Award. The Board shall have the power to permit, in its complete and absolute discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Shares awarded to a Participant as part of a Restricted Stock Award.
(c)Restrictions on Shares Awarded. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Shares acquired pursuant to a Restricted Stock Award as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions on transfer, rights of the Company to re-purchase Shares acquired pursuant to the Restricted Stock Award, “first refusal” rights of the Company to purchase Shares acquired pursuant to the Restricted Stock Award prior to their sale to any other Person, “drag along” rights requiring the sale of Shares to a third party purchaser in certain circumstances, “lock up” type restrictions in connection with an Initial Public Offering of the Company’s stock, restrictions or limitations or other provisions that would be applied to Stockholders under any applicable agreement among the Stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares. The Board shall also require, as a condition for the acquisition of any Shares pursuant to a Restricted Stock Award held by a Participant, that the Participant execute an agreement by which the Participant agrees to be bound by, and subject to, any agreement(s) among the Company’s Stockholders then in effect.
(d)Transferability of Restricted Stock Awards. A Restricted Stock Award may not be transferred by the holder Participant, except, subject to applicable law and other applicable restrictions: (A) upon the death of the holder Participant, a Restricted Stock Award may be transferred by will or by the laws of descent and distribution, (B) a Restricted Stock Award may, unless the applicable Stock Incentive Agreement provides otherwise, be transferred at any time as a bona fide gift or through a domestic relations order to any “family member” (as that term is defined in Section 701 of the Securities Act) of the Participant; provided, however, that the transferee must be bound by all terms and provisions of the underlying Restricted Stock Award, and (C) a Restricted Stock Award may be transferred at any time following the lapse of all restrictions on transferability of the Restricted Stock Award. Notwithstanding the foregoing, a Stock Incentive Agreement may provide for more limited transferability than is described above.

(e)Voting, Dividend & Other Rights. Each Participant receiving a Restricted Stock Award will, during the period of restriction, be the beneficial and record owner of such restricted shares and will have full voting rights with respect thereto. Unless the Board determines otherwise in a Stock Incentive Agreement, so long as the restrictions placed upon the Shares pursuant to the Restricted Stock Award constitute a “substantial risk of forfeiture” for purposes of Treas. Reg. §1.409A-1(d), then, during the period of restriction, all dividends (whether ordinary or extraordinary and whether paid in cash, additional Shares or other property) or other distributions paid upon any Restricted Stock Award Shares will be retained by the Company for the account of the relevant Participant. Such dividends or other distributions will revert back to the Company if for any reason the restricted share upon which such dividends or other distributions were paid reverts back to the Company. Upon the expiration of the period of restriction, all such dividends or other distributions made on such restricted share and retained by the Company will be paid to the relevant Participant (without interest). If the restrictions placed upon the Shares pursuant to the Restricted Stock Award do not constitute a “substantial risk of forfeiture” for purposes of Treas. Reg. §1.409A-1(d), then such dividends or other distributions will not be paid to the Participant unless the Award Agreement specifies the terms and conditions that will be applicable to such payment.
7.5Terms & Conditions of Deferred Stock Units.
(a)Grants of Deferred Stock Units. Each grant of a Deferred Stock Unit shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Deferred Stock Unit awarded to a Participant, and shall incorporate such other terms and conditions as the Board, acting in its complete and absolute discretion, deems consistent with the terms of this Plan and applicable law (including Code §409A). The Board shall have complete and absolute discretion to modify the terms and provisions of a Deferred Stock Unit in accordance with Section 12 of this Plan. A Deferred Stock Unit shall entitle the Participant to receive one Share at such future time and upon such terms as specified by the Board in the Stock Incentive Agreement evidencing such award. Deferred Stock Units issued under the Plan may have restrictions which lapse based upon the service of a Participant, based upon the attainment (as determined by the Board) of performance goals, or based upon other criteria that the Board may determine appropriate. The Board may require a cash payment from the Participant in exchange for the grant of Deferred Stock Units or may grant Deferred Stock Units without the requirement of a cash payment. A Participant’s right to Shares based upon Deferred Stock Units shall be an unfunded, unsecured obligation of the Company until such time as Shares are actually issued to the Participant pursuant to the terms and provisions of the Stock Incentive Agreement evidencing such Deferred Stock Units, and such Participant shall have no right to any specific assets of the Company prior thereto.
(b)Vesting of Deferred Stock Units. The Board may establish a vesting schedule applicable to a Deferred Stock Unit and may specify the times, vesting and performance goal requirements that may be applicable to a Deferred Stock Unit. Until the end of the period(s) of time specified in any such vesting schedule and/or the satisfaction of any such performance criteria, the Deferred Stock Units subject to such Stock Incentive Agreement shall remain subject to forfeiture.
(c)Acceleration of Award. The Board shall have the power to permit, in its complete and absolute discretion, an acceleration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Deferred Stock Units awarded to a Participant.
(d)Transferability of Deferred Stock Units. Except as otherwise provided in a Participant’s Stock Incentive Agreement, no Deferred Stock Unit granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by the holder Participant, except upon the death of the holder Participant by will or by the laws of descent and distribution. Notwithstanding the foregoing, a Stock Incentive Agreement may provide for more limited transferability than is described above.
(e)Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Deferred Stock Units shall not be entitled to vote or to receive dividends until they become owners of the Shares pursuant to their Deferred Stock Units.
(f)Dividend Equivalent Rights. The Board may include in the Stock Incentive Agreement with respect to any Deferred Stock Units a dividend equivalent right entitling the Participant to receive amounts equal to all or any portion of the regular cash dividends that would be paid on the Shares covered by such Deferred Stock Units if such Shares had been delivered pursuant to such award. The Participant holding a dividend equivalent right will have only the rights of a general unsecured creditor of the Company until payment of such amounts is made as specified in the applicable Stock Incentive Agreement. In the event such a provision is included in a Stock Incentive Agreement, the Board will determine whether such payments will be made in cash, in Shares or in another form, whether they will be conditioned upon the vesting of the Deferred

Stock Units to which they relate, the time or times at which they will be made, and such other terms and conditions as the Board will deem appropriate. Notwithstanding the foregoing, a dividend equivalent right must be exempt from Code §409A or meet certain restrictions contained in Code §409A if it is to avoid taxation under Code §409A as a “nonqualified deferred compensation plan.” Grants of dividend equivalent rights under this Plan should be made with consideration of the impact of Code §409A with respect to such grant upon both the Company and the Participant of the dividend equivalent right.
(g)Code §409A Requirements. A Deferred Stock Unit must meet certain restrictions contained in Code §409A if it is to avoid taxation under Code §409A as a “nonqualified deferred compensation plan.” Grants of Deferred Stock Units under this Plan should be made with consideration of the impact of Code §409A with respect to such grant upon both the Company and the recipient of the Deferred Stock Unit.
(h)No ERISA Employee Benefit Plan Created. Except to the extent that the Board expressly determines otherwise in resolutions, a Deferred Stock Unit must contain terms and provisions designed to ensure that the Deferred Stock Unit will not be considered an “employee benefit plan” as defined in §3(3) of the Employee Retirement Income Security Act of 1974, as amended.
(i)Restrictions on Shares Awarded. Shares awarded pursuant to Deferred Stock Units shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Shares acquired pursuant to a Deferred Stock Unit as it may deem advisable, including, without limitation, vesting or performance-based restrictions, voting restrictions, investment intent restrictions, restrictions on transfer, rights of the Company to re-purchase Shares acquired pursuant to the Deferred Stock Units, “first refusal” rights of the Company to purchase Shares acquired pursuant to the Deferred Stock Units prior to their sale to any other Person, “drag along” rights requiring the sale of Shares to a third party purchaser in certain circumstances, “lock up” type restrictions in connection with an Initial Public Offering of the Company’s Shares, restrictions or limitations or other provisions that would be applied to Stockholders under any applicable agreement among the Stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares. The Board shall also require, as a condition for the grant of any Shares to a Participant pursuant to Deferred Stock Units, that the Participant execute an agreement by which the Participant agrees to be bound by, and subject to, any agreement(s) among the Company’s Stockholders then in effect.
8Securities Regulation
8.1Notwithstanding anything to the contrary contained herein, a Participant may not be granted a Stock Incentive unless the Shares issuable under such award is then registered under the Securities Act or, if such Shares are not then so registered, the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act or the Participant has provided to the Company an opinion of counsel (in the form and substance satisfactory to the Company and its counsel) that registration is not required. Each Stock Incentive Agreement may provide that, upon the receipt of Shares as a result of the exercise of a Stock Incentive or otherwise, the Participant shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Stock Incentive Agreement may also provide that, if so requested by the Company, the Participant shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act, and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. The Company shall not be required to issue any Shares under any Stock Incentive if the issuance of such Shares would constitute a violation by the Participant, the Company or any other Person of any provisions of any law or regulation of any governmental authority, including any federal or state securities laws or regulations. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the issuance of Shares pursuant hereto or pursuant to a grant of a Stock Incentive to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that Shares may not be issued pursuant to a Stock Incentive unless and until the Shares covered by such grant are registered or are exempt from registration, the issuance of Shares pursuant to such grant (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
8.2Certificates representing the Shares transferred upon the exercise, vesting or lapse of restrictions of a Stock Incentive granted under this Plan may at the complete and absolute discretion of the Company bear a legend to the effect that such Shares have not been registered under the Securities Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the Securities Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. The Company shall issue Shares upon the exercise, vesting or lapse of restrictions of a Stock Incentive either in certificate form or in book entry form, registered in the name of the Participant.
9Life of Plan
No Stock Incentive shall be granted under this Plan on or after the earlier of:
9.1the tenth (10th) anniversary of the Effective Date of this Plan (or the tenth (10th) anniversary of the Amendment Date of any subsequent amendment to this Plan if such amendment would require the approval of the Stockholders pursuant to Treas. Reg. §1.422-2(b)(2) and such approval was obtained), or
9.2the date on which all of the Shares available for issuance under Section 3 of this Plan have (as a result of the exercise of Options or Stock Appreciation Rights granted under this Plan, lapse of all restrictions under Restricted Stock Awards granted under this Plan, or vesting and payment of all Deferred Stock Units granted under this Plan) been issued or no longer are available for use under this Plan.
After such date, this Plan shall continue in effect with respect to any then-outstanding Stock Incentives until (1) all then-outstanding Options and Stock Appreciation Rights have been exercised in full or are no longer exercisable, (2) all Restricted Stock Awards have vested or been forfeited, and (3) all Deferred Stock Units have vested and been paid or been forfeited.
10Adjustment
Notwithstanding anything in Section 12 to the contrary, the number of Shares reserved under Section 3 of this Plan, the limit on the number of Shares that may be granted during a calendar year to any Participant under Section 3 of this Plan, the number and type of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options and the SAR Exercise Price of any Stock Appreciation Rights, may be adjusted (in a manner that satisfies the requirements of Code §424(a) and/or Treas. Reg. §1.409A-1(b)(5)(v)(D)) by the Board in its complete and absolute discretion in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits; provided, however, that the Board shall be required to make such adjustments if such change in the capitalization of the Company constitutes an “equity restructuring” as defined in FASB ASC §718-10-20. Furthermore, the Board shall have the right to, and may in its complete and absolute discretion, adjust (in a manner that satisfies the requirements of Code §424(a) and/or Treas. Reg. §1.409A-1(b)(5)(v)(D)) the number of Shares reserved under Section 3, and the number of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options and the SAR Exercise Price of any Stock Appreciation Rights in the event of any corporate transaction described in Code §424(a) and/or Treas. Reg. §1.409A-1(b)(5)(v)(D) that provides for the substitution or assumption of such Stock Incentives; provided, however, that the Board shall be required to make such adjustments if such corporate transaction constitutes an “equity restructuring” as defined in FASB ASC §718-10-20. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Board shall be conclusive and binding on all affected Persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3.
11Change of Control of Company
11.1General Rule for Options. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Options granted under this Plan, with respect to any Option granted under this Plan that is not so assumed or substituted (a “Non-Assumed Option”), the Committee, in its complete and absolute discretion, may, with respect to any or all of such Non-Assumed Options (including the possibility of different treatment with respect to different Participants), take any or all of the following actions (subject to the requirements and limitations of Code §§409A and 424 if applicable) to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the twenty-five (25) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”), notwithstanding any provision of Section 12.4 of this Plan:
(a)Accelerate in whole or in part the vesting and/or exercisability of any such Non-Assumed Option on or before a specified Action Effective Date; and/or

(b)Unilaterally cancel all or any portion of any such Non-Assumed Option which has not vested and/or which has not become exercisable as of a specified Action Effective Date (regardless of whether such Non-Assumed Option has any intrinsic value); and/or
(c)Unilaterally cancel all or any portion of any such Non-Assumed Option as of a specified Action Effective Date in exchange for:
(1)whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares that could be purchased subject to all or the portion of such Non-Assumed Option being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate Exercise Price for such Shares; and/or
(2)cash or other property equal in value to the excess of the Fair Market Value of any Shares (or fractional Shares) that could be purchased subject to all or the portion of such Non-Assumed Option being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate Exercise Price for such Shares; and/or
(d)Unilaterally cancel all or any portion of any such Non-Assumed Option as of a specified Action Effective Date in exchange for cash or other property equal in value to the excess of the Change of Control Value of any Shares (or fractional Shares) that could be purchased subject to all or the portion of such Non-Assumed Option being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate Exercise Price for such Shares; and/or
(e)Unilaterally cancel all or any portion of any such Non-Assumed Option after a specified Action Effective Date after providing the holder of such Non-Assumed Option with (1) an opportunity to exercise all or the portion of such Non-Assumed Option being cancelled to the extent vested and/or exercisable (taking into account vesting and/or exercisability as of the date of the Change of Control) on or before such Action Effective Date, and (2) reasonable notice of such opportunity to exercise prior to such Action Effective Date; and/or
(f)Unilaterally require the exercise of, and unilaterally cause the exercise of, all or a portion of any such Non-Assumed Option by a “cashless” or “net share” exercise (as described in Section 7.2(e) hereof) as of a specified Action Effective Date; and/or
(g)Unilaterally cancel all or any portion of any such Non-Assumed Option as of a specified Action Effective Date and notify the holder of such Non-Assumed Option of such action, but only if the Fair Market Value of the Shares that could be purchased subject to all or the portion of such Non-Assumed Option being cancelled determined as of such Action Effective Date (taking into account vesting and/or exercisability) does not exceed the aggregate Exercise Price for such Shares.
(h)In each case above where the Committee has a unilateral cancellation right with respect to an Non-Assumed Option, the Committee may require that the holder of such Non-Assumed Option execute a cancellation agreement with the Participant releasing claims against the Company and any Parent or Subsidiary thereof (and any successors thereto), and, if the Committee does so require, then any payment required under the foregoing provisions shall be contingent upon such execution occurring and not being revoked, and the cancellation shall occur regardless of whether such payment is made.
With respect to subsection (d) above, notwithstanding any provision of this Plan or any Stock Incentive Agreement to the contrary, unless prohibited by the Sarbanes-Oxley Act of 2002, the Committee may, in its complete and absolute discretion, allow the holder of any such Non-Assumed Option to exercise such Non-Assumed Option under the provisions of subsection (d) above with a promissory note which shall become due and payable as of, or shortly after, the date of the Change of Control on such terms and conditions as the Committee may determine, consistent with the requirements of Code §7872. However, notwithstanding the foregoing, to the extent that the Participant holding a Non-Assumed Option is an Insider, payment of cash in lieu of whole or fractional Shares or Shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional Shares of a successor shall be considered a subsequent transaction approved by the original grant of an Option.
11.2General Rule for SARs. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Stock Appreciation Rights granted under this Plan, with respect to any Stock Appreciation Right granted under this Plan that is not so assumed or substituted (a “Non-Assumed SAR”), the Committee, in its complete and absolute discretion, may, with respect to any or all of such Non-Assumed SARs (including the possibility of different treatment with respect to different Participants), take any or all of the following actions (subject to the requirements and limitations of Code §§409A and 424 if applicable) to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the twenty-five (25) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”), notwithstanding any provision of Section 12.4 of this Plan:
(a)Accelerate in whole or in part the vesting and/or exercisability of such Non-Assumed SAR on or before a specified Action Effective Date; and/or
(b)Unilaterally cancel all or any portion of any such Non-Assumed SAR which has not vested or which has not become exercisable as of a specified Action Effective Date (regardless of whether such Non-Assumed SAR has any intrinsic value); and/or
(c)Unilaterally cancel all or any portion of any such Non-Assumed SAR as of a specified Action Effective Date in exchange for:
(1)whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares subject to such Non-Assumed SAR being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate SAR Exercise Price for such Shares subject to such Non-Assumed SAR; and/or
(2)cash or other property equal in value to the excess of the Fair Market Value of any Shares (or fractional Shares) subject to all or any portion of such Non-Assumed SAR being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate SAR Exercise Price for such Shares subject to such Non-Assumed SAR; and/or
(d)Unilaterally cancel all or any portion of any such Non-Assumed SAR as of a specified Action Effective Date in exchange for cash or other property equal in value to the excess of the Change of Control Value of any Shares (or fractional Shares) subject to all or the portion of such Non-Assumed SAR being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) minus the aggregate SAR Exercise Price for such Shares; and/or
(e)Unilaterally cancel all or any portion of such Non-Assumed SAR as of a specified Action Effective Date after providing the holder of such SAR with (1) an opportunity to exercise all or the portion of such Non-Assumed SAR being cancelled to the extent vested and/or exercisable (taking into account vesting and/or exercisability as of the date of the Change of Control) on or before such Action Effective Date, and (2) reasonable notice of such opportunity to exercise prior to such Action Effective Date; and/or
(f)Unilaterally require the exercise of, and unilaterally cause the exercise of, all or any portion of any such Non-Assumed SAR as of a specified Action Effective Date; and/or
(g)Unilaterally cancel all or any portion of such Non-Assumed SAR and notify the holder of such SAR of such action, but only if the Fair Market Value of the Shares subject to all or the portion of such Non-Assumed SAR being cancelled determined as of the Action Effective Date (taking into account vesting and/or exercisability) does not exceed the aggregate SAR Exercise Price for such Non-Assumed SAR.
(h)In each case above where the Committee has a unilateral cancellation right with respect to a Non-Assumed SAR, the Committee may require that the holder of such Non-Assumed SAR execute a cancellation agreement with the Company releasing claims against the Company and any Parent or Subsidiary thereof (and any successors thereto), and, if the Committee does so require, then any payment required under the foregoing provisions shall be contingent upon such execution occurring and not being revoked, and the cancellation shall occur regardless of whether such payment is made.
However, notwithstanding the foregoing, to the extent that the Participant holding a Non-Assumed SAR is an Insider, payment of cash in lieu of whole or fractional Shares or Shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional Shares of a successor shall be considered a subsequent transaction approved by the original grant of a SAR.
11.3General Rule for Deferred Stock Units. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Deferred Stock Units granted under this Plan, with respect to any Deferred Stock Unit granted under this Plan that is not so assumed or substituted (a “Non-Assumed DSU”), the Committee, in its complete and absolute discretion, may, with respect to any or all of such Non-Assumed DSUs (including the possibility of different treatment with respect to different Participants), take any or all of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the twenty-five (25) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”) and only if such action does not cause the affected Non-Assumed DSU to fail to comply with Code §409A or to fail to be exempt from Code §409A, notwithstanding any provision of Section 12.4 of this Plan:
(a)Accelerate in whole or in part the vesting of such Non-Assumed DSU on or before a specified Action Effective Date; and/or
(b)Unilaterally cancel all or any portion of any such Non-Assumed DSU which has not vested as of a specified Action Effective Date (regardless of whether such Non-Assumed DSU has any intrinsic value); and/or
(c)Unilaterally cancel all or any portion of such Non-Assumed DSU as of a specified Action Effective Date and notify the holder of such Non-Assumed DSU of such action, but only if the Fair Market Value of the Shares that were subject to all or the portion of such Non-Assumed DSU being cancelled determined as of the Action Effective Date (taking into account vesting) is zero.
However, notwithstanding the foregoing, to the extent that the Participant holding a Non-Assumed DSU is an Insider, payment of cash in lieu of whole or fractional Shares or Shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional Shares of a successor shall be considered a subsequent transaction approved by the original grant of a Deferred Stock Unit.
11.4General Rule for Other Stock Incentive Agreements. If a Change of Control occurs, then, except to the extent otherwise provided in the Stock Incentive Agreement pertaining to a particular Stock Incentive or as otherwise provided in this Plan, each Stock Incentive shall be governed by applicable law and the documents effectuating the Change of Control.
12Amendment or Termination
12.1Amendment of the Plan. This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, Stockholder approval of an amendment to the Plan may be necessary (1) in order for the Plan to continue to be able to issue ISOs under Code §422 pursuant to Treas. Reg. §1.422-2(b)(2)(iii), and (2) in order for the Plan to comply with rules promulgated by an established stock exchange or a national market system if the Company is, or becomes, listed or traded on any such established stock exchange or national market system, and, in all cases, the Board shall determine whether approval by the Stockholders shall be requested and/or required in its complete and absolute discretion after due consideration of such matters. Any amendment of the Plan shall be applicable to outstanding Stock Incentives, except to the extent that such amendment diminishes the rights or benefits of a Participant under a Stock Incentive which has been granted prior to the date of such amendment (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to a Stock Incentive shall not be deemed as a diminishment of rights or benefits of such Stock Incentive), and to such extent, the amendment shall not be applicable to such Stock Incentive unless (a) the Participant holding such Stock Incentive consents in writing to such, (b) this Plan and/or such Stock Incentive expressly allows such to occur, or (c) the Company would otherwise have the right to make such amendment by applicable law.
12.2Implications of Stockholder Approval. In the event that this Plan is amended and such amendment is subjected to Stockholder approval (whether by the Board or by the terms and provisions of this Plan), then in the event that Stockholder approval of this Plan is not obtained, or in the event that this Plan is not subjected to the approval of the Stockholders, then any Stock Incentives granted under this Plan shall nonetheless be deemed granted pursuant to the authority of the Board; provided, however, any such Option granted which was intended to be an ISO shall instead be a NQSO. Should an amendment to this Plan be rejected by the Stockholders after being submitted to the Stockholders for their approval, the amendment of the Plan shall immediately terminate at that time notwithstanding anything to the contrary (the amendment having been considered to have been in existence only from its original date of Board approval or later effective date to such date of rejection by the Stockholders), and no grants made under this Plan thereafter shall be considered as being made from this Plan as so amended. Notwithstanding the foregoing, no ISO whose status as such is dependent upon an amendment to this Plan for which Stockholder approval is required shall be exercisable prior to the date that Stockholder approval of this Plan is obtained unless the Participant receiving such ISO agrees that the ISO shall instead be treated as a NQSO for all purposes if such Stockholder approval is not obtained, and any exercise of such an ISO by a Participant prior to the date that such Stockholder approval of this Plan is obtained shall automatically be deemed to be such an agreement by the exercising Participant.
12.3Suspension of Awards & Termination of Plan. The Board may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time. (See also Section 4 for a special provision providing for automatic termination of this Plan in certain circumstances.)
12.4Amendment of Outstanding Stock Incentives. The Company shall have the right to modify, amend or cancel any Stock Incentive after it has been granted in a manner that complies with applicable law if (a) the modification, amendment or cancellation does not diminish the rights or benefits of the Participant under the Stock Incentive (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to a Stock Incentive shall not be deemed as a diminishment of rights or benefits of such Stock Incentive), (b) the Participant consents in writing to such modification, amendment or cancellation, (c) there is a dissolution or liquidation of the Company, (d) this Plan and/or the Stock Incentive Agreement expressly provides for such modification, amendment or cancellation, or (e) the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law. No modification, amendment or cancellation of an outstanding Stock Incentive which is expressly allowed under Section 11 shall be subject to the provisions of this Section 12.4.
13Miscellaneous
13.1Stockholder Rights. No Participant shall have any rights as a Stockholder of the Company as a result of the grant of a Stock Incentive to him or to her under this Plan or his or her exercise of such Stock Incentive until (i) the Shares subject to such Stock Incentive have been recorded on the Company’s official Stockholder records as having been issued and transferred to such Participant, and (ii) the Participant has executed an agreement by which the Participant agrees to be bound by, and subject to, any agreement(s) among the Company’s Stockholders then in effect. Upon the grant of a Stock Incentive or a Participant’s exercise of such Stock Incentive, the Company will have a reasonable period in which to issue and transfer the Shares to the Participant, and the Participant will not be treated as a Stockholder for any purpose whatsoever prior to such issuance and transfer.
13.2No Guarantee of Continued Relationship. The grant of a Stock Incentive to a Participant under this Plan shall not constitute a contract of employment or a contract to perform services and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company, or any Parent or Subsidiary thereof, in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement that evidences his or her Stock Incentive.
13.3Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, or any Parent or Subsidiary thereof, as a condition precedent for the fulfillment of any Stock Incentive, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan and/or any action taken by a Participant with respect to a Stock Incentive. Whenever Shares are to be issued to a Participant upon exercise of an Option or a Stock Appreciation Right, or satisfaction of conditions under a Deferred Stock Unit, or grant of (if a Code §83(b) election is properly made) or substantial vesting of a Restricted Stock Award, the Company, or any Parent or Subsidiary thereof, shall have the right to require the Participant to remit to the Company, or any Parent or Subsidiary thereof, as a condition of exercise of the Option or Stock Appreciation Right, or as a condition to the fulfillment of the Deferred Stock Unit, or as a condition to the grant (if a Code §83(b) election is properly made) or substantial vesting of the Restricted Stock Award, an amount in cash (or, unless the Stock Incentive Agreement provides otherwise, in Shares) sufficient to satisfy federal, state and local withholding tax requirements at the time of such exercise, satisfaction of conditions, or grant (if a Code §83(b) election is properly made) or substantial vesting. However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of withholding requirements by having the Company, or any Parent or Subsidiary thereof, withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of a Stock Incentive. Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by a retention of Shares by the Company, or any Parent or Subsidiary thereof, unless the Company, or any Parent or Subsidiary thereof, retains only Shares with a Fair Market Value equal to or less than the minimum amount of taxes required to be withheld; provided, however, that the Company or any Parent or Subsidiary thereof may, in their sole discretion, retain Shares with a Fair Market Value up to the maximum individual statutory tax rate for each applicable tax jurisdiction in accordance with FASB ASC Topic 718.
13.4Notification of Disqualifying Dispositions of ISO Options. If a Participant sells or otherwise disposes of any of the Shares acquired pursuant to an Option that is an ISO on or before the later of (1) the date two (2) years after the date of grant of such Option, or (2) the date one (1) year after the exercise of such Option, then the Participant shall immediately notify the Company, or any Parent or Subsidiary thereof, in writing of such sale or disposition and shall cooperate with the Company, or any Parent or Subsidiary thereof, in providing sufficient information to the Company, or any Parent or Subsidiary thereof, for the Company, or any Parent or Subsidiary thereof, to properly report such sale or disposition to the Internal Revenue Service. The Participant acknowledges and agrees that he may be subject to federal, state and/or local tax withholding by the Company, or any Parent or Subsidiary thereof, on the compensation income recognized by Participant from any such early disposition, and agrees that he shall include the compensation from such early disposition in his gross income for federal tax purposes. Participant also acknowledges that the Company, or any Parent or Subsidiary thereof, may condition the exercise of any Option that is an ISO on the Participant’s express written agreement with these provisions of this Plan.
13.5Unfunded Plan. To the extent that cash or property is payable to a Participant under this Plan, such cash or property will be paid by the Company from its general assets, and any Person entitled to such a payment under the Plan will have no rights greater than the rights of any other unsecured general creditor of the Company. Shares to be distributed hereunder will be issued directly by the Company from its authorized but unissued or “treasury” stock or a combination thereof. The Company will not be required to segregate on its books or otherwise establish any funding procedure for the amount to be used for the payment of benefits under the Plan. If, however, the Company determines to reserve Shares or other assets to discharge its obligations hereunder, such reservation will not be deemed to create a trust or other funded arrangement.
13.6No Fiduciary Relationship. Nothing contained in this Plan and no action taken pursuant to the Plan shall create or be construed to create a trust of any kind or any fiduciary relationship between the Company, or any Subsidiary or Parent on the one hand, and any Participant or executor, administrator, or other personal representative or designated beneficiary of such Participant or any other Persons on the other hand.
13.7Relationship to Other Compensation Plans. The adoption of this Plan shall not affect any other stock option, incentive, or other compensation plans in effect for the Company, a Parent, or a Subsidiary, nor shall the adoption of this Plan preclude the Company or a Parent or Subsidiary from establishing any other form of incentive or other compensation plan for Employees or Key Persons of the Company or a Parent or Subsidiary.
13.8Successors. All obligations of the Company under the Plan with respect to Stock Incentives shall be binding on its successors, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the entity.
13.9Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
13.10Governing Law. The granting of Stock Incentives under this Plan, the exercisability of any Stock Incentives and the issuance of Shares shall be subject to all applicable laws, rules, and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required by applicable law. Specifically, the laws of the State of Maryland shall govern this Plan and any Stock Incentive Agreement issued hereunder. If Maryland’s conflict of law rules would apply another state’s laws, the laws of the State of Maryland shall still govern.
13.11Clawback/Recapture Policy. Stock Incentives under the Plan will be subject to any clawback or recapture policy that the Company may adopt from time to time to the extent provided in such policy and, in accordance with such policy, may be subject to the requirement that the Stock Incentive be repaid to the Company after they have been distributed to the Participant.
14Special Provisions Applicable to Deferred Compensation Awards
14.1Interpretation of Deferred Compensation Awards. A Stock Incentive granted under this Plan shall be interpreted and administered in a manner so that any amount or benefit payable thereunder shall be paid or provided in a manner that is exempt from Code §409A if at all possible. However, to the extent that a Stock Incentive granted under this Plan constitutes deferred compensation subject to Code §409A, the Stock Incentive Agreement shall be interpreted to be compliant with the requirements of Code §409A and applicable Internal Revenue guidance and Treasury Regulations issued thereunder. The term “payment” as used in this Section 14 shall refer to the exercise or disposition of any Option or Stock Appreciation Right, any lapse of a substantial risk of forfeiture with respect to a transfer of property which was subject to such a substantial risk of forfeiture, or any other transfer of cash or other consideration pursuant to the exercise or disposition of a Stock Incentive granted hereunder subject to federal income taxation.
14.2No Guarantee of Tax Treatment. The tax treatment of the benefits provided under any Stock Incentive granted under this Plan is not warranted or guaranteed. Neither the Company, nor its directors, officers, employees or advisers shall be held liable for any taxes, interest, penalties, or other monetary amounts owed by a Participant as a result of the application of the Code (including Code §409A) or any state tax law.
14.3Separation from Service Required. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, any payment of such deferred compensation that is required by reason of the termination of employment of, or the cessation of services by, such Participant, shall not be payable to the Participant by reason of such termination or cessation unless the circumstances giving rise to such termination or cessation constitute a Separation from Service of such Participant. If this Section 14.3 prevents the payment or distribution of any amount, such amount shall be paid on the date, if any, on which an event occurs that constitutes a Separation from Service, or such later date as may be required by Section 14.4 below.
14.4Six Month Delay for Specified Employees. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, any payment of such deferred compensation subject to Code §409A by reason of such Participant’s Separation from Service occurring during a period in which such Participant is a Specified Employee shall be subject to the following:
(a)Lump Sum Payments. If the payment is payable in a lump sum, the Participant’s right to receive the payment of such deferred compensation will be delayed until the earlier of the Participant’s death or the first day of the seventh (7th) month following the Participant’s Separation from Service.
(b)Payments over Time. If the payment is payable over time, the amount of such deferred compensation that would otherwise be payable during the six-month period immediately following the Participant’s Separation from Service will be accumulated and the Participant’s right to receive payment of such accumulated amount will be delayed until the earlier of (i) a date no later than thirty (30) days after the Participant’s death, or (ii) the first day of the seventh (7th) month following the Participant’s Separation from Service, whereupon the accumulated amount will be paid to the Participant on such date and the normal payment schedule for any remaining payments will resume.
14.5Series of Payments. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, any right to a series of installment payments under such Stock Incentive shall, for purposes of Code §409A, be treated as a right to a series of separate payments.
14.6No Acceleration of Payments. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, no amount that would be payable pursuant to the Stock Incentive and the terms of this Plan may be accelerated. The provisions of this Section 14.6 shall not preclude the acceleration of vesting of a Stock Incentive, nor the forfeiture of a Stock Incentive.
14.7Unfunded Unsecured Obligations. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, any obligation of payment required with respect to such deferred compensation shall be a mere unfunded, unsecured obligation of the Company, and shall not provide any Participant a right to any specific asset of the Company.
14.8Application of Certain Plan Provisions. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, any provisions of this Plan (other than those set forth in this Section 14) that would modify the timing of a payment of such deferred compensation to such Participant holding such Stock Incentive shall be ignored and shall be deemed not applicable. For example, the provisions of this Plan (a) that are contrary to the exercise provisions of an Option or Stock Appreciation Right that provides for such deferred compensation, (b) that provide for exercise in certain situations following a Change of Control that are not allowed by the Stock Incentive (such as provisions in Section 11), (c) that would result in an acceleration of payment (for example, Sections 7.2(f) or 7.3(c) providing the Board the ability to accelerate the time at which an Option or Stock Appreciation Right may be exercised), or (d) that provide for transferability of an Option beyond that allowed by Section 14.9 below shall not be applicable to a Stock Incentive to the extent that it provides for deferred compensation subject to Code §409A notwithstanding any provision of this Plan or any Stock Incentive to the contrary. However, notwithstanding the foregoing, it is intended that the discretion of the Company pursuant to the provisions of Treas. Reg. §1.409A-3(j)(4)(ii) through (xiv) shall apply with respect to Stock Incentives granted under this Plan to a Participant to the extent that such Stock Incentives provide deferred compensation subject to Code §409A.
14.9Non-Transferable. To the extent that a Stock Incentive granted under this Plan to a Participant provides deferred compensation subject to Code §409A, then, notwithstanding anything in this Plan or in the Stock Incentive Agreement pertaining to such Stock Incentive to the contrary, such Stock Incentive may not be encumbered or transferred in any manner, other than by will or by the laws of descent and distribution.
15Special Provisions Applicable to California Options
The provisions of this Section 15 shall apply, and be reflected in any Stock Incentive Agreement pertaining to, any Stock Incentives granted hereunder to the extent required to comply with the Corporate Securities Law of 1968 of the State of California and the regulations promulgated thereunder. To the extent there is a conflict between any other terms of the Plan and the terms contained in this Section 15 of the Plan, the terms of this Section 15 shall be controlling, and any provision of the Plan that would be contrary to such California law shall not apply to the Options described in this Section. This Section 15 shall be construed in a manner consistent with the applicable provisions of the California Code of Regulations.
15.1Grant of Options. Each Option must be granted or issued under the Plan within ten (10) years from the Effective Date of this Plan or the date the Plan is approved by the Company’s Board, whichever is earlier.
15.2Exercise Period of Options. Each Option will have an exercise period of not more than 120 months from the date of grant.
15.3Exercise of Options Following Termination of Employment. Unless the Optionee’s employment is terminated for “cause” as defined in the Stock Incentive Agreement, the Optionee shall have the right to exercise the vested portion of the Option for: (i) at least six months from the date of termination of employment, if termination was caused by death or Disability; or (ii) at least thirty days from the date of termination of employment, if termination was caused by other than death or Disability.
15.4Nontransferability of Options. The right to acquire Stock pursuant to Options shall be nontransferable other than by will, by the laws of descent and distribution, to a revocable trust, or as permitted by Rule 701 promulgated under the Securities Act.
15.5Adjustments by the Board. Notwithstanding anything to the contrary in Section 10 of the Plan, the Board shall in any event make such adjustments as may be required by Section 25102(o) of the California Corporations Code.
15.6Disclosure of Financial Information by the Company. The Company shall furnish financial statements at least annually to each California Participant; provided, however, the Company shall not be required to provide such information if (i) the issuance is limited to key persons whose duties in connection with the Company assure their access to equivalent information, or (ii) the Plan or any agreement complies with all conditions of Rule 701 of the Securities Act of 1933, as amended, provided that for purposes of determining such compliance, any registered domestic partner shall be considered a “family member” as that term is defined in Rule 701.

16Company Repurchase Option
16.1Repurchase Option. The Company shall have the option to repurchase any portion or all of a vested Stock Incentive, or any or all of the Shares of a Participant issued pursuant to a Stock Incentive granted under this Plan on the terms and conditions set forth in this Section 16 (the “Repurchase Option”) if a Participant should cease to perform services for the Company for any reason, or no reason, including, without limitation, the Participant’s death, Disability, voluntary resignation or termination by the Company with or without Cause.
16.2Right of Termination Unaffected. Nothing in this Plan or in any Stock Incentive Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company to terminate a Participant’s services for the Company at any time, for any reason or no reason, with or without Cause.
16.3Exercise of Repurchase Option. At any time after the date on which a Participant ceases to be in the Continuous Service of the Company, or any Parent or Subsidiary (the Participant’s “Termination Date”), the Company may elect to repurchase any portion or all of a Stock Incentive, or any or all of the Shares of a Participant issued pursuant to a Stock Incentive granted under this Plan by giving the Participant written notice of exercise of the Repurchase Option. In the event that a Participant is choosing to exercise an Option to purchase Shares granted under this Plan, the Company may exercise its Repurchase Option simultaneously, with the issuance of the Shares so that the Participant will actually own the Shares only momentarily.
16.4Calculation of Repurchase Price.
(a)Cessation of Services Not for Cause. In the event that a Participant ceases performing services for the Company for any reason other than cessation of such services by the Company for Cause, the Company or its assignee shall have the option to repurchase from the Participant (or from the Optionee’s personal representative as the case may be) any or all of the Stock Incentives or Shares, as applicable, of such Participant issued pursuant to a Stock Incentive granted under this Plan at a price equal to the Fair Market Value of such Stock Incentive or Shares as of the date that the Company gives written notice of exercise of the Repurchase Option.
(b)Cessation of Services for Cause. In the event that a Participant ceases performing services for the Company because of the cessation of such services by the Company for Cause, the Company or its assignee shall have the option to repurchase from the Participant (or from the Optionee’s personal representative as the case may be) any or all of the Stock Incentives or Shares, as applicable, of such Participant issued pursuant to a Stock Incentive granted under this Plan at a price equal to the lesser of (i) the Fair Market Value of such Stock Incentive or Shares, as applicable, as of the date that the Company gives written notice of exercise of the Repurchase Option, or (ii) the amount paid by the Participant for such Shares.
16.5Payment of Repurchase Price. The repurchase price shall be payable, at the discretion of the Company or its assignee, by (a) check, (b) by cancellation of all or a portion of any outstanding indebtedness of the Participant to the Company or such assignee, (c) by delivery of a promissory note of the Company payable in equal annual installments over a period of years not to exceed ten from the date of repurchase at a per annum interest rate equal to the applicable federal rate (“AFR” rate) for such note, or (d) any combination of the foregoing.
16.6Termination of Repurchase Option. The Repurchase Option shall terminate as to any Shares issued to a Participant under this Plan ninety (90) days after an Initial Public Offering of such Shares.

APPROVED by the Board of Directors of the Company on April 27, 2022.

APPROVED by the Stockholders of the Company on July 12, 2022.